Exhibit 99.1












                          INTERCOASTAL DATA CORPORATION

                              FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999

                          INTERCOASTAL DATA CORPORATION


                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Financial statements:


Balance sheets.......................................................F-1 - F-2


Statements of income and comprehensive income..............................F-3


Statements of retained earnings............................................F-4


Statements of cash flows.............................................F-5 - F-6


Notes to financial statements.......................................F-7 - F-12

                          INTERCOASTAL DATA CORPORATION
                                 BALANCE SHEETS
                                    JULY 31,

                                     ASSETS

Current assets                                         2000            1999
--------------                                      ----------      ----------
   Cash                                             $  360,943      $  159,171
   Investments in marketable securities                987,562         841,019
   Accounts receivable                                 121,624         165,013
   Prepaid expenses                                        400             400
                                                   -----------      ----------
      Total current assets                           1,470,529       1,165,603
                                                   -----------      ----------

Property, plant, and equipment, at cost
------------------------------
   Land                                                 43,549          43,549
   Buildings                                           325,572         325,572
   Furniture and equipment                             367,652         342,674
   Automobiles                                          42,013          42,013
   Computer software                                   107,934         106,329
                                                   -----------      ----------
                                                       886,720         860,137
Less accumulated depreciation                         (511,472)       (461,051)
                                                   -----------      ----------
                                                       375,248         399,086
                                                   -----------      ----------
                                                   $ 1,845,777      $ 1,564,689
                                                   ===========      ===========

                             See accompanying notes.

                          INTERCOASTAL DATA CORPORATION
                                 BALANCE SHEETS
                                    JULY 31,


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                        2000            1999
                                                   -------------     ----------
Current liabilities
   Accrued expenses                                $    31,000     $    16,810
   Deferred revenue                                     45,373          56,290
   Obligations under capital lease,
      current portion - related party                    5,195           4,520
   Income taxes payable                                 36,763           8,937
   Deferred tax liability                              272,054         204,207
                                                   -----------     -----------
      Total current liabilities                        390,385         290,764
                                                   -----------     -----------
Long-term liabilities
---------------------
   Obligations under capital lease,
      net of current portion - related party            15,060          20,260
   Deferred tax liability                               20,732          23,042
                                                   -----------     -----------
                                                        35,792          43,302
                                                   -----------     -----------
Stockholders' equity
--------------------
  Common stock; $.50 par value,
      1,000,000 shares authorized,
      43,700 shares issued and outstanding              21,850          21,850
   Additional paid-in capital                            4,178           4,178
   Retained earnings                                   672,706         663,505
   Accumulated other comprehensive income
      Unrealized gain on investments
      in marketable securities                         720,866         541,090
                                                   -----------     -----------
                                                     1,419,600       1,230,623
                                                   -----------     -----------
                                                   $ 1,845,777     $ 1,564,689
                                                   ===========     ===========

                             See accompanying notes.


                          INTERCOASTAL DATA CORPORATION
                  STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
               FOR THE THREE MONTHS AND SIX MONTHS ENDED JULY 31,

                                           2000                       1999
                                  ----------------------     ----------------------
                                  Three         Six          Three        Six
                                  Months        Months       Months       Months
                                  ------------  --------     ----------   ---------

Sales                             $  344,871     709,705     $  345,382   $ 747,348
                                  -----------   --------     ----------   ---------
Operating expenses
   Cost of service                   126,713     270,243        127,140     259,288
   Selling, general, and
      administrative expenses        212,011     429,417        210,551     421,724
                                  ----------    --------     ----------   ---------
                                     338,724     699,660        337,691     681,012
                                  ----------    --------     ----------   ---------
      Income from operations           6,147      10,045          7,691      66,336
                                  ----------    --------     ----------   ---------

Other income (expenses)
----------------------
   Interest expense                     (736)     (1,512)          (891)    (1,817)
   Interest income                     4,633       6,348          1,170      1,459
   Dividend income                     3,328       5,401          3,851      5,180
   Gain on sales of marketable
      equity securities                    -      29,727         21,512     57,286
   Loss on disposal of assets        (10,508)    (10,508)        (7,058)    (7,058)
                                  ----------    --------     ----------   --------
                                      (3,283)     29,456         18,584     55,050
                                  ----------    --------     ----------   --------

      Income before taxes              2,864      39,501         26,275    121,386

Income tax (benefit) expense          (4,533)      4,763        (38,513)    24,602
----------------------------      ----------    --------     ----------   --------

   Net income                          7,397      34,738         64,788     96,784

Other comprehensive income
   Unrealized gains on
      marketable equity securities
   Unrealized holding losses
      arising during the period      (20,830)    (16,328)      (122,611)   (47,545)
                                  ----------    --------     ----------   --------
            Total comprehensive
            income [loss]         $  (13,433)   $ 18,410     $  (57,823)  $ 49,239
                                  ==========    ========     ==========   ========

                             See accompanying notes.


                          INTERCOASTAL DATA CORPORATION
                         STATEMENTS OF RETAINED EARNINGS
               FOR THE THREE MONTHS AND SIX MONTHS ENDED JULY 31,

                                          2000                       1999
                                 ------------------------   ------------------------
                                 Three Months  Six Months    Three Months  Six Months
                                 ------------  -----------   ------------  ----------

Retained earnings, beginning
   of period                    $  665,309   $  637,968    $  598,717   $  566,721

Net income for the period            7,397       34,738        64,788       96,784
                                ----------   ----------    ----------   ----------

Retained earnings, July 31,     $  672,706   $  672,706    $  663,505   $  663,505
                                ==========   ==========    ==========   ==========

                             See accompanying notes.


                          INTERCOASTAL DATA CORPORATION
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS AND SIX MONTHS ENDED JULY 31,

                           Increase (Decrease) In Cash

                                                 2000                           1999
                                                 ----                           ----
                                    Three Months       Six Months    Three Months    Six Months
                                    ------------       ----------    ------------    ----------

Cash flows from operating activities
------------------------------------
Net income                           $  7,397          $  34,738      $  64,788      $  96,784
                                     --------          ---------      ---------      ---------
Adjustments to reconcile net
income to net cash provided by
operating activities Depreciation      10,777             21,155      10,343            20,686
Amortization                            1,731              3,462      1,827              3,655
Deferred income taxes [benefit]        (2,048)              (683)     (46,351)          15,166
Gain on investments in marketable
securities                                  -            (29,727)     (21,512)         (57,286)
Loss on disposal of property and
equipment                              10,508             10,508      7,058              7,058
Changes in assets and liabilities
Accounts receivable                     9,802             40,725      10,305           (38,501)
Prepaid expenses                            -              2,621      -                  3,010
Accounts payable                       (1,268)              (790)     -                 (4,023)
Accrued expenses                       10,921              9,289      (5,027)           (4,287)
Deferred revenue                       (2,090)            (8,213)     (2,889)           (3,107)
Income taxes payable                   (2,485)             5,446      7,323              8,936
                                    ---------          ---------      ---------      ---------
Total adjustments                      35,848             53,793      (38,923)         (48,693)
                                    ---------          ---------      ---------      ---------
Net cash provided by operating
activities                             43,245             88,531      25,865            48,091
                                    ---------          ---------      ---------      ---------
Cash flows from investing activities
------------------------------------
Acquisition of property,
plant, and equipment                        -            (23,780)     (2,614)           (2,614)
Proceeds from sale of marketable
securities                                  -             70,294      36,332            77,183
Investments in marketable securities     (373)            (3,897)     (43,225)         (43,474)
                                    ---------          ---------      ---------      ---------
Net cash provided (used) by
investing activities                     (373)            42,617      (9,507)           31,095
                                    ---------          ---------      ---------      ---------
Cash flows from financing activities
------------------------------------
Principal payments on obligations
under capital lease                   (1,177)            (2,341)     (1,037)           (2,038)
                                    ---------          ---------      ---------      ---------
Net increase in cash                   41,695            128,807      15,321           77,148

Cash, beginning of period             319,248            232,136     143,850           82,023
                                    ---------          ---------   ---------        ---------
Cash, end of period                 $ 360,943          $ 360,943   $ 159,171        $ 159,171
                                    =========          =========   =========        =========

                             See accompanying notes.


                          INTERCOASTAL DATA CORPORATION
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS AND SIX MONTHS ENDED JULY 31,

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                              2000                           1999
                                              ----                           ----
                                  Three Months     Six Months    Three Months     Six Months
                                  ------------     ----------    ------------     ----------

Cash paid during the periods for:
   Interest                          $  736         $  1,512        $  891         $  1,817
   Income taxes                           0                0             0                0


                             See accompanying notes.

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2000 AND 1999

Note A
Summary of Significant Accounting Policies
------------------------------------------

Nature of Operations:
--------------------

INTERCOASTAL DATA CORPORATION (IDC), a Georgia corporation incorporated in 1972, licenses EDI software and provides EDI services to users throughout the United States.


Use of Estimates:
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used for, but not limited to, the accounting for doubtful accounts, depreciation, deferred revenue, and accrued expenses. Actual results could differ from those estimates.


Investments in Marketable Securities:
------------------------------------

The Company's marketable equity securities consist of equity securities that have a readily determinable fair market value. Management determines the appropriate classification of its investments at the time of purchase and re-evaluates such determinations at each balance sheet date.

Since the Company does not intend to sell these securities in the near term, they are classified as "available for sale" and, accordingly, are carried at fair value with unrealized gains and losses reported as a separate component within the stockholders' equity section of the balance sheets. Realized gains and losses on all marketable securities are determined by specific identification and are charged or credited to current earnings. The Company accounts for any sales of investments on a first-in, first-out basis.


Accounts Receivable:
-------------------

The Company considers all accounts receivable to be fully collectible; therefore, no allowance for doubtful accounts has been provided. The Company does not require collateral for its accounts receivable. The amount of accounting loss due to credit risk the Company would incur if the parties to the accounts receivable failed to perform according to the terms of the agreements would be the balance of the accounts receivable.

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999


Property, Plant, and Equipment:
------------------------------

Property, plant, and equipment are carried at cost. Expenditures for maintenance and repairs are expensed currently while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations.

Depreciation is provided using both straight-line and accelerated methods over the estimated useful lives of the assets, which are as follows:

           Buildings                  40 years

           Furniture and equipment    5 - 7 years

           Automobiles                4 - 5 years

           Computer software          5 years

Revenue Recognition:
-------------------

Revenue consists primarily of consulting services, licensing fees, and post-contract customer support. The Company accounts for such revenue in accordance with the American Institute of Certified Public Accountants' (AICPA) Statement of Position 97-2, "Software Revenue Recognition," as follows:

        License revenue           Revenue  from  the  license  of  software  is
                                  recognized  after shipment of the product and
                                  fulfillment of acceptance terms,  provided no
                                  significant     obligations     remain    and
                                  collection of the resulting receivable is deemed probable.

        Installation, consulting, When services are provided.
        and education

        Support contract          Ratably over the life of the contract from
                                  effective date.

Income Taxes:
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes relating primarily to the unrealized gains on marketable equity securities.

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999


Advertising:
-----------

The Company expenses all advertising costs as incurred. Advertising expenses for the three months and ended July 31, 2000 and 1999, are $6,440 and $828, also advertising expenses for the six months ended July 31, 2000 and 1999 are $6,848 and $980, respectively.


Note B
Uninsured Cash Balances
-----------------------

The Company from time to time maintains cash deposits in excess of federally insured limits. At July 31, 2000 and 1999, the Company had approximately $180,500 and $4,700, respectively, at risk.


Note C
Investments in Marketable Securities
------------------------------------

Cost and fair value of marketable securities available for sale are as follows:

                              Cost         Unrealized Gains      Fair Value
                         ---------------   ------------------  ---------------

      July 31, 2000       $  266,697         $  720,865         $  987,564
                         ===============   ==================  ===============

      July 31, 1999       $  299,929         $  541,090         $  841,019
                         ===============   ==================  ===============

The unrealized gain on marketable securities, which is included as a separate component of stockholders' equity in the accompanying balance sheets, decreased $20,830 and $122,611 during the three months ended July 31, 2000 and 1999, and also decreased $16,328 and $47,545 during the six months ended July 31, 2000 and 1999, respectively. The income tax expenses related to the unrealized gains on marketable securities are included in the provision for income taxes within the statement of operations. The amounts of income tax benefits recognized in the financial statements related to the unrealized losses on marketable securities are $7,862 and $46,274 for the three months ended July 31, 2000 and 1999, and also $6,163 and $17,944 for the six months ended July 31, 2000 and 1999, respectively.

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999

Note D
Income Taxes
------------

The provision for income taxes consists of:

                                         2000                    1999
                                         ----                    ----
                                  Three         Six       Three         Six
                                  Months        Months    Months        Months
                                  ------        ------    ------        ------
      Current Taxes
        Federal                $             $    5,789   $   6,662    $  8,021
        State                          -          1,022       1,176       1,415
                               ---------     ----------   ---------    --------
                                       -          6,811       7,838       9,436
                               ---------     ----------   ---------    --------
      Deferred Income Tax
      (benefit) expense
        Federal                   (3,853)        (1,741)    (39,398)     12,891
        State                       (680)          (307)     (6,953)      2,275
                               ---------     ----------   ---------    --------

                                  (4,533)        (2,048)    (46,351)      15,166
                               ---------     ----------   ---------    --------
      Net income tax
        (benefit) expense         (4,533)        (4,763)  $ (38,513)   $  24,602
                               =========     ==========   =========    =========


The tax effects of temporary differences that give rise to the deferred tax liability at July 31, 2000 and 1999, are presented below:

                                                  2000               1999
                                              -----------         ----------
      Current
      Deferred tax liability
      Unrealized gains on marketable
      securities                               $  272,054         $  204,207
                                               ==========         ==========
      Non-current
      Deferred tax liability
      Property and equipment, due to
      differences in depreciation              $   20,732         $   23,042
                                               ==========         ==========


Note E
Related Party Transactions - Capital Lease
------------------------------------------

The Company leases equipment under a capital lease expiring in 2002 with an interest rate of 14% per annum. Assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over their estimated useful lives. Depreciation of assets under capital leases is included in depreciation expenses.

The following is a summary of property and equipment held under capital leases:

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999

                                                         2000         1999
                                                         ----         ----

      Property and equipment under capital leases      $  32,149    $  32,149
      Less:  Accumulated depreciation                    (19,290)     (12,860)
                                                       ---------    ---------

                                                       $  12,859    $  19,289
                                                       =========    =========

Minimum future lease payments under capital leases are as follows:

            July 31,
            -------
            2001                                           $  7,711
            2002                                              7,711
            2003                                              9,181
                                                           --------
                                                             24,603
      Less amount representing interest                       4,348
                                                           --------
      Present value of minimum lease payments                20,255
      Current maturities of capital leases                    5,195
                                                           --------

      Long-term capital leases less current maturities    $  15,060
                                                          =========

The Company also leases additional equipment from a related party on a month-to-month basis. The amount of lease expenses incurred by the Company in connection with the leases was $1,822 and $1,872 during the three months ended July 31, 2000 and 1999, and $3,647 and $3,644 for the six months ended July 31, 2000 and 1999, respectively. The amount of interest expense incurred on the capital leases was $736 and $891 for the three months ended and $1,512 and $1,817 for the six months ended July 31, 2000 and 1999, respectively.


Note F
Commitments and Contingencies
-----------------------------


Usage Commitment:
----------------

The Company entered into a long-distance contract with a telephone provider during February 1999. The contract states that IDC will pay a minimum of $2,000 per month for 24 months. If the Company should discontinue service before the contract expires, it would be obligated to pay the remaining monthly payments multiplied by the remaining life. The Company can discontinue the contract if it subscribes to a new phone plan with the same provider, which has a specified revenue commitment equal to or greater than the remaining revenue commitment under the plan being discontinued.

                          INTERCOASTAL DATA CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JULY 31, 2000 AND 1999

Note G
Subsequent Events - Merger Agreement
------------------------------------

On August 2, 2000, the stockholders of the Company entered into a definitive merger agreement with Internet Commerce Corporation (ICC) (Nasdaq: ICCSA); the merger became effective on August 3, 2000, and the Company merged with and into ICC. All issued and outstanding shares of the Company were surrendered by the stockholders in consideration for $2 million in shares of ICC common stock and additional shares equal to the value of the marketable equity securities valued at the average of the average high and low trading prices for the ten trading days ending four days prior to the closing date for a total of 190,861 shares of ICC common stock. The Company's land and building were distributed to a third company prior to the effective time of the merger. The third company is owned by the Company's stockholders. The stockholders of the Company have the right to receive additional shares of ICC common stock equal to the difference between the number of shares calculated at the closing date and the number of shares of ICC common stock calculated using the value of ICC common stock on the date the registration statement becomes effective, not to exceed 125% of the total number of shares of ICC common stock calculated at the closing date or 238,576 shares.

Additionally, the merger agreement includes an employment agreement for the president of the Company terminating August 1, 2002. The employment agreement includes an annual salary in the amount of $125,000 plus an annual bonus that ranges from 10%-25% of the annual base salary. Also, the president is provided with the option under the definitive merger agreement to purchase 10,000 shares of ICC stock with the purchase price determined by the closing trading price of the ICC common stock on August 2, 2000, the effective date of the employment agreement.

It is the opinion of management that this transaction qualifies as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986.